Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AND

AMENDMENT NO. 1 TO SECURITY AGREEMENT

This Amendment No. 5 to Credit Agreement and Amendment No. 1 to Security Agreement dated as of October 19, 2016 (this “Amendment”), is among BOJANGLES’ RESTAURANTS, INC., a Delaware corporation (the “Borrower”), BOJANGLES’, INC., a Delaware corporation (as successor in interest to BHI Intermediate Holding Corp.) (“Holdings”), BOJANGLES’ INTERNATIONAL, LLC, a Delaware limited liability company, BJ GEORGIA, LLC, a Georgia limited liability company, BJ RESTAURANT DEVELOPMENT, LLC, a North Carolina limited liability company, each lender party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Secured Parties (under and as defined in the Credit Agreement as defined below), L/C Issuer and Swing Line Lender.

W I T N E S S E T H:

WHEREAS, reference is made to (a) the Credit Agreement, dated as of October 9, 2012 (as amended, amended and restated, restated, extended, supplemented, modified and otherwise in effect on the date hereof, the “Credit Agreement”) among, inter alios, the Borrower, Holdings, each lender from time to time party thereto and the Administrative Agent and (b) the Security Agreement, dated as of October 9, 2012 (as amended, amended and restated, restated, extended, supplemented, modified and otherwise in effect on the date hereof, the “Security Agreement”) among, inter alios, the Borrower, Holdings, the Guarantors, each grantor from time to time party thereto and the Administrative Agent; and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement and the Security Agreement as herein set forth.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Borrower, the other Loan Parties, the Administrative Agent and the Lenders hereby agree as follows:

§1.    Defined Terms. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

§2.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)    Clause (f) of Section 7.02 to the Credit Agreement is hereby amended by deleting the amount “$25,000,000” contained therein and substituting the number “$35,000,000” in lieu thereof; and

(b)    Section 7.12 to the Credit Agreement is hereby amended by (i) deleting the amount “$15,000,000” contained therein and substituting the number “$30,000,000” in lieu thereof and (ii) deleting the amount “$7,500,000” contained therein and substituting the number “$15,000,000” in lieu thereof.

§3.    Amendments to Security Agreement. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, the Security Agreement is hereby amended as follows:

(a)    Section 1 of the Security Agreement is hereby amended to add the following paragraph at the end thereof:

“The term ‘Franchisee Loans’, as used herein, shall mean one or more loans made by the Borrower or any other Grantor for the benefit of its franchisees in connection with the purchase and upgrade of information technology, including, without limitation, point of sale software and equipment, loyalty applications and mobile ordering and payment technology.”

(b)    Section 4.1 of the Security Agreement is hereby amended by amending and restating the first parenthetical as follows:

“(other than (a) any such promissory notes or tangible chattel paper with a value, either individually or in the aggregate, of less than $100,000 and (b) any such promissory notes received by any Grantor in connection with the Franchisee Loans which in the aggregate do not exceed $3,500,000)”

§4.    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent (the first date all such conditions are satisfied is herein referred to as the “Amendment No. 5 Effective Date”):

(a)    this Amendment shall have been duly executed and delivered by the Loan Parties and the Lenders to the Administrative Agent;

(b)    the representations and warranties set forth in Section 5 hereof shall be true and correct; and

(c)    the Borrower shall have paid on or prior to the Amendment No. 5 Effective Date all reasonable fees, charges and disbursements of counsel to the Administrative Agent (or directly to such counsel if requested by the Administrative Agent) required to be reimbursed or paid in accordance with Section 11.04 of the Credit Agreement to the extent invoiced at least two (2) days prior to the Amendment No. 5 Effective Date (for the avoidance of doubt, a summary statement of such fees, charges and disbursements shall be sufficient documentation for the obligations set forth in this Section 4(c)).

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§5.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)    the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Loan Parties; this Amendment has been duly executed and delivered by Loan Parties; and this Amendment constitutes a valid and binding agreement of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles;

(b)    immediately after giving effect to this Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default is in existence;

(c)    the representations and warranties of the Loan Parties contained in the Credit Agreement and the Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date, and except that for purposes of this clause (c) the representations and warranties contained in Section 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement; and

(d)    except as expressly amended hereby, the Credit Agreement (as amended hereby), the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

§6.    Reaffirmation; Continued Validity of the Loan Documents. Except as specifically modified by this Amendment, the Loan Documents shall remain in full force and effect. Each Loan Party hereby acknowledges the provisions of this Amendment and hereby confirms that the Obligations are and remain secured pursuant to the Loan Documents (as modified by this Amendment) and pursuant to all other instruments and documents executed and delivered by such Loan Party (in each case, as modified by this Amendment) as security for the Obligations. Each Loan Party hereby affirms to the Administrative Agent and each Secured Party its grant of a continuing security interest and lien on, and hereby grants a security interest and lien on, all of the Collateral in favor of the Administrative Agent and each Secured Party, in each case, subject to no other Liens (other than Liens permitted by Section 7.01 of the Credit Agreement). Each of the Loan Documents and this Amendment shall be read and construed as a single agreement and each Loan Party agrees to be bound by the terms and conditions of the Loan Documents to which it is a party as modified hereby. All references in each of the Loan Documents or any related agreement or instrument to the Loan Documents shall hereafter refer to each of the Loan Documents as modified hereby.

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§7.    Miscellaneous.

(a)    Loan Documents. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement, the Collateral Documents and the other Loan Documents remain in full force and effect and are hereby ratified. The Borrower hereby reconfirms its obligations pursuant to the Credit Agreement to pay and reimburse the Administrative Agent and the Secured Parties for all costs and expenses (including without limitation, the fees and expenses of its counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment to the extent required by Section 11.04 of the Credit Agreement. This Amendment shall constitute a Loan Document.

(b)    Limitation of this Amendment. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the Amendment No. 5 Effective Date, (x) each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby and (y) each reference in the Security Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Security Agreement and the Loan Documents to the Security Agreement shall mean the Security Agreement as amended hereby. This Amendment shall be construed in connection with and as part of each of the Credit Agreement and the Security Agreement, as applicable.

(c)    Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

(d)    Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by facsimile or electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(f)    Successors and Assigns. This Amendment shall be binding upon and shall inure to the sole benefit of the Loan Parties, Administrative Agent and Secured Parties and their respective successors and assigns.

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(g)    References. Any reference to the Credit Agreement or the Security Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Rhonda L. Baughn
Name:	Rhonda L. Baughn
Title:	Vice President

[Bojangles - Signature Page to Amendment No. 5 to Credit Agreement and

Amendment No. 1 to Security Agreement]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Rhonda L. Baughn
Name:	Rhonda L. Baughn
Title:	Vice President

[Bojangles - Signature Page to Amendment No. 5 to Credit Agreement and

Amendment No. 1 to Security Agreement]

CADENCE BANK, as a Lender

By:	/s/ John M. Huss
Name:	John M. Huss
Title:	Managing Director

[Bojangles - Signature Page to Amendment No. 5 to Credit Agreement and

Amendment No. 1 to Security Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Jodie R. Ayres
Name:	Jodie R. Ayres
Title:	Vice President

[Bojangles - Signature Page to Amendment No. 5 to Credit Agreement and

Amendment No. 1 to Security Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marianne T. Meil
Name:	Marriane T. Meil
Title:	Senior Vice President

[Bojangles - Signature Page to Amendment No. 5 to Credit Agreement and

Amendment No. 1 to Security Agreement]

REGIONS BANK, N.A., as a Lender

By:	/s/ Jake Nash
Name:	Jake Nash
Title:	Managing Director

[Bojangles - Signature Page to Amendment No. 5 to Credit Agreement and

Amendment No. 1 to Security Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Anthony Pistilli
Name:	Anthony Pistilli
Title:	Authorized Signatory

[Bojangles - Signature Page to Amendment No. 5 to Credit Agreement and

Amendment No. 1 to Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Maureen Malphus
Name:	Maureen Malphus
Title:	Vice President

[Bojangles - Signature Page to Amendment No. 5 to Credit Agreement and

Amendment No. 1 to Security Agreement]

Accepted and Agreed:

BOJANGLES’ RESTAURANTS, INC., as Borrower and a Grantor

By:	/s/ M. John Jordan
Name:	M. John Jordan
Title:	Senior Vice President and
Chief Financial Officer

BOJANGLES’, INC. (AS SUCCESSOR IN INTEREST TO BHI INTERMEDIATE HOLDING CORP.), as Holdings, a Guarantor and a Grantor

By:	/s/ M. John Jordan
Name:	M. John Jordan
Title:	Senior Vice President,
Chief Financial Officer and Treasurer

BOJANGLES’ INTERNATIONAL, LLC, as a Guarantor and a Grantor

By:	/s/ M. John Jordan
Name:	M. John Jordan
Title:	Senior Vice President and
Chief Financial Officer

BJ GEORGIA, LLC, as a Guarantor
BJ RESTAURANT DEVELOPMENT, LLC, as a Guarantor and a Grantor

By:	/s/ M. John Jordan
Name:	M. John Jordan
Title:	Manager

[Bojangles - Signature Page to Amendment No. 5 to Credit Agreement and

Amendment No. 1 to Security Agreement]